SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 2, 1998



                             FORT JAMES CORPORATION
             (Exact name of Registrant as Specified in its Charter)


               Virginia                1-7911                 54-0848173
            (State or Other    (Commission File Number)      (IRS Employer
            jurisdiction of                                Identification No.)
             Incorporation)

75 Tri-State International Office Center,
Suites 100 and 175, Lincolnshire, Illinois                     60069
 (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 317-5000






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Item 5.    Other Events.

           Attached is certain information concerning Fort James Corporation ("Fort James" or the "Company") that was filed in a registration statement subsequent to the merger of James River Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, with and into Fort Howard Corporation, a Delaware corporation.

Item 7.    Financial Statements, Pro Forma Financial
Information and Exhibits.

      (c)  Exhibits.

      99      Certain information concerning the Company.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FORT JAMES CORPORATION


                          By: /s/ Clifford A. Cutchins IV
                             Clifford A. Cutchins IV
                             Senior Vice President and
                               General Counsel

Date:  March 3, 1998



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Index to Exhibits

Exhibit                   Description

99       Certain information concerning the Company.